As filed with the U.S. Securities and Exchange Commission on August 29, 2011.

SECURITIES ACT FILE NO. 333-74995
INVESTMENT COMPANY ACT FILE NO. 811-04692

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	| |
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 16	| X |

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	| |
Amendment No. 47	| X |
(Check appropriate box or boxes)
____________________

EMERGING MARKETS GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (310) 996-6000
____________________

Laurie D. Neat
Capital International, Inc.
333 South Hope Street, 55th Floor
Los Angeles, California 90071

(Name and Address of Agent of Service of Process)
____________________

Copies of Communications to:
Robert W. Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Counsel for the Registrant)

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

EMERGING MARKETS GROWTH FUND, INC.
11100 Santa Monica Boulevard
Los Angeles, California  90025-3384
(800) 421-4989

PROSPECTUS

August 29, 2011

Emerging Markets Growth Fund, Inc. (the “Fund”) is an open-end interval management investment company.  In accordance with an order from the Securities and Exchange Commission (“SEC”) permitting the Fund to operate as an open-end interval fund, the Fund redeems its shares at monthly intervals.  You may send your redemption request to the Fund at any time.  The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the “Redemption Request Deadline”).  Your redemption request will become irrevocable at the Redemption Request Deadline.  Your shares will be redeemed at the price determined as of the close of business (approximately 4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the “Redemption Pricing Date”).  The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date.  Each redemption request must be in an amount not less than $25,000 (the same amount as the Fund’s minimum amount for additional investments).  The Fund may declare the Redemption Pricing Date to be sooner than the last business day of the month, subject to conditions described in the Prospectus.  If it does, the Fund will pay redemption proceeds within seven (7) calendar days of the accelerated Redemption Pricing Date.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EMERGING MARKETS GROWTH FUND, INC.
TABLE OF CONTENTS

INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS	3
INVESTMENT RESULTS	3
MANAGEMENT	5
PURCHASE AND SALE OF FUND SHARES	5
TAX INFORMATION	6
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	6
TEMPORARY DEFENSIVE STRATEGY	9
ADDITIONAL INFORMATION REGARDING INVESTMENT RESULTS	9
PORTFOLIO HOLDINGS	9
MANGEMENT AND ORGANIZATION	10
Investment Adviser	10
Portfolio Management	10
PRICING OF FUND SHARES	11
WHO MAY INVEST IN THE FUND	12
RESTRICTIONS ON TRANSFERS	12
HOW TO PURCHASE SHARES	13
HOW TO REDEEM SHARES	14
Redemption Policy	14
Redemption Procedure	15
Mandatory Redemption	16
Open-End Interval Fund Liquidity Policy	16
Frequent Trading of Fund Shares	16
DISTRIBUTIONS AND TAXES	16
Distributions	16
Taxes on Distributions	17
Taxes on Transactions	17
FINANCIAL HIGHLIGHTS	18
MORE INFORMATION ABOUT THE FUND	19
Annual/Semi-Annual Report to Shareholders	19
Statement of Additional Information (“SAI”) and Codes of Ethics	19

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Maximum Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Maximum Sales Charge Imposed on Reinvested Dividends . . . . . . . . . . . . . . . . . . . . . . . .	None
Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.61%
Distribution (12b-1) Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	None
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.07%
Acquired Fund Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.06%
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	.74%1

1 The total annual fund operating expenses included in the fee table do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section.  The Financial Highlights reflect only the operating expenses of the Fund (management fees and other expenses, as identified in the Subtotal above) and do not include fees and expenses related to the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years	1 year	3 years	5 years	10 years
	$76	$237	$411	$918

Although this Example assumes an investment of $10,000, your initial investment in the Fund must be at least $100,000.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stock and other equity securities of issuers in developing countries.  Developing countries are also known as “emerging markets.” In determining whether an issuer is in a developing country, the Fund will consider whether the country is generally considered to be a developing country by the international financial community, where the issuer is domiciled, the location of the issuer's principal place of business and/or whether the issuer has substantial assets, or derives significant revenues or profits from developing countries.  Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. These securities are discussed more fully in the section entitled “Investment Objective, Strategies and Risks.”

The investment adviser uses a system of multiple portfolio managers in managing the Fund’s assets. Under this approach, the portfolio of the Fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The Fund relies on the professional judgment of its investment adviser to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

PRINCIPAL RISKS

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Your investment in the Fund is subject to risks, including the possibility that the value of the Fund’s portfolio holdings will fluctuate in response to events specific to the companies in which the Fund invests.

Market risks — The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; social, economic and political instability; government activities and restrictions, including repatriation restrictions; and currency and price fluctuations and periods of illiquidity.

Risks of investing outside of the U.S. — Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Risk of investing in developing countries — Developing countries may have less developed legal and accounting systems.  The governments of these countries may be more unstable and more likely to impose capital controls and/or changes in tax policy that could adversely affect security valuations.  In addition, there is greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets. There may be less certainty with respect to portfolio security valuations for developing market securities, which may lead to additional challenges and risks in calculating the Fund’s net asset value. Securities markets in these countries are also relatively small and have substantially lower trading volumes.  As a result, securities in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person.

INVESTMENT RESULTS

The bar chart on page 4 shows how the Fund’s investment results have varied from year to year, and the table on page 4 shows how the Fund’s average annual total returns for various periods compare with the MSCI Emerging Markets Index (stacked), a broad measure of market performance.  This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results.

CALENDAR YEAR TOTAL RETURNS

[begin bar chart]

12/31/01	-3.43
12/31/02	-9.93
12/31/03	51.51
12/31/04	20.74
12/31/05	38.36
12/31/06	36.53
12/31/07	38.57
12/31/08	-49.49
12/31/09	77.82
12/31/10	16.79

[end bar chart]]

Highest/Lowest quarterly results during this time period were:

Highest:	33.33% (quarter ended June 30, 2009)
Lowest:	-25.28% (quarter ended December 31, 2008)

The Fund’s total return for the six months ended June 30, 2011, was 0.61%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes	16.79%	14.69%	15.89%
Return After Taxes on Distributions	16.62%	11.40%	13.62%
Return After Taxes on Distributions and Sale of Fund Shares	11.44%	11.89%	13.64%
MSCI Emerging Markets Index (stacked) (reflects no deduction for fees, expenses, or taxes)	19.90%	13.24%	16.13%

After-tax returns applicable to U.S. taxable investors are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on specific tax situations and likely will differ from the results shown above.

MANAGEMENT

Investment adviser

Capital International, Inc.

Portfolio managers

The individuals primarily responsible for the portfolio management of the Fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in the Fund	Primary title with investment adviser (or affiliate)
Christopher Choe	13 years	Senior Vice President and Director – Capital International, Inc.
David I. Fisher Director	25 years	Vice Chairman – Capital International, Inc.
Victor D. Kohn President, Chief Executive Officer and Director	17 years	President and Director – Capital International, Inc.
Luis Freitas de Oliveira	10 years	Chairman and Senior Vice President – Capital International Sárl
Lisa B. Thompson Vice President	4 years	Senior Vice President – Capital Guardian Trust Company
Shaw B. Wagener Director	21 years	Chairman – Capital International, Inc.

PURCHASE AND SALE OF FUND SHARES

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by investing in developing country securities.  Given the risks of investing in developing country securities, the Fund has established the following suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund.

Purchase Minimums

To establish an account
For a natural person, in order to be considered a qualified purchaser, you must generally own at least $5 million in investments

For an institution, in order to be considered a qualified purchaser, you must own, or manage on behalf of others, at least $25 million in investments

To add to an account
For both natural persons and institutions
$100,000 $100,000 $25,000

You should note that the Fund is not a typical mutual fund that sells and redeems its shares on a daily basis.  Rather the Fund sells its shares on the last business day of the week and the month and redeems its shares at monthly intervals.  You may redeem shares of the Fund in minimum amounts of $25,000 at monthly intervals by sending your redemption request in writing to Capital International, Inc., Attn: Abbe Shapiro, 333 South Hope Street, 51st Floor, Los Angeles, California, 90071-1406 or to Capital International, Inc., P.O. Box 54379, Los Angeles, California 90054-0379; by telephoning (800) 421-4989; or by faxing (310) 996-6511.

Please refer to the sections on “How to Purchase Shares” and “How to Redeem Shares” for detailed instructions and restrictions.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund will be subject to federal income tax and may also be subject to state or local taxes, unless you are exempt from taxation.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The investment objective of the Fund is to seek long-term capital growth. The Fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock.  Under normal market conditions, the Fund will invest at least 80% of its assets in developing country securities. This policy is subject to change only upon 60 days’ notice to shareholders.  These securities will principally consist of:

•
securities listed or traded on a securities exchange or in an over-the-counter market and whose issuers are domiciled in and/or have their principal place of business in countries that have securities markets approved for investment by the Fund’s Board of Directors (“Qualified Markets”).  These securities may include Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts and may be listed or traded outside the issuer's domicile country;

•
securities of issuers that are not domiciled or do not have their principal place of business in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;

•
securities of issuers that are not domiciled or do not have their principal place of business in developing countries, but that have or will have substantial assets (at least 50%) in developing countries, or derive or expect to derive a substantial proportion (at least 50%) of their total revenue or profit from goods or services produced in or sales made in developing countries; provided, however, that no more than 10% of the Fund’s total assets will consist of the securities of issuers that fall into this category;

•
securities of issuers that are domiciled in and/or have their principal place of business in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the Fund’s total assets will consist of the securities of issuers that fall into this category; and

•
fixed income securities of developing country governments and corporations provided, however, that no more than 15% of the Fund’s total assets will consist of fixed income securities that fall into this category.

The following countries are currently considered by the Fund’s Board of Directors to be Qualified Markets:

Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela.

In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

•	market liquidity;

•	the availability of information about the market; and

•	the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments.  These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns.  The decision to utilize any derivative instrument will depend on the consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the investment adviser.  The Fund is not obligated to utilize any derivative instrument.

An investment in the Fund is subject to market risk, which is the risk that the price of a security may decline due to market conditions and other factors, including factors directly involving the issuers of securities held by the Fund. In addition, growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. The risks may be even greater in the case of smaller capitalization stocks. The investment adviser to the Fund actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.  In addition, investing in developing country securities involves special risks and considerations.  These risks and considerations include:

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;

•	potential fluctuation of a developing country’s currency against the U.S. dollar;

•	potential unusual price volatility in a developing country’s securities markets;

•	government involvement in the private sector, including government ownership of companies in which the Fund may invest;

• limited information about a developing country;

•
less certainty with respect to portfolio security valuations for developing country securities as compared to developed country securities, which may lead to additional challenges and risks in calculating the Fund’s net asset value;

•	high levels of tax levied by developing countries on dividends, interest and capital gains and typically less well-defined tax laws and procedures;

•	the greater likelihood that developing countries will experience more volatility in inflation rates than developed countries;

•
the greater potential that developing country securities purchased by the Fund may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets;

•	risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law;

•
settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests or for the Fund to deliver portfolio securities before receiving payment;

• the possibility of nationalization, expropriation or confiscatory taxation;

•
favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

•
additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets;

• greater social, economic and political instability, including the risk of war;

•	lack of availability of currency hedging or other risk management techniques in certain developing countries;

•	the fact that companies in developing countries may be newly organized and may be smaller and less seasoned;

• differences in accounting, auditing and financial reporting standards;

•	the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

•	limitations on obtaining and enforcing judgments against non-U.S. residents.

Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the United States or other developed countries, they are present to a greater degree in the countries in which the Fund invests.  In light of these risks, you should be aware that you may lose money investing in the Fund.  The likelihood of loss is greater if you invest for a shorter period of time.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, for temporary defensive purposes, invest up to 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances.  During such periods, the Fund may not achieve its investment objective.  In addition, pending the Fund’s investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies.

ADDITIONAL INFORMATION REGARDING INVESTMENT RESULTS

The Fund compares its average annual total returns for various periods with the MSCI Emerging Markets Index (stacked), a broad measure of market performance for investment companies that invest in developing markets.  Returns for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Markets Index with net dividends thereafter.  The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

PORTFOLIO HOLDINGS

A description of the policies and procedures regarding the disclosure of information about the Fund’s portfolio securities is available in the Fund’s statement of additional information.

MANAGEMENT AND ORGANIZATION

Investment Adviser

The investment adviser, Capital International, Inc., is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406 and 6455 Irvine Center Drive, Irvine, California, 92618.  The investment adviser was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940.  The Capital Group Companies, Inc., whose address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns (indirectly through another wholly-owned subsidiary) all of the investment adviser’s outstanding shares of common stock.

The investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, provides information to the Fund’s Board of Directors to assist the Board in identifying and selecting Qualified Markets and manages the business affairs of the Fund.  The total management fee paid by the Fund for the previous fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the Fund.”  Please see the statement of additional information for further details. A discussion regarding the basis for the approval of the Fund’s Investment Advisory and Service Agreement with the investment adviser by the Fund’s Board of Directors is contained in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2011.

Portfolio Management

The investment adviser manages assets using a multiple portfolio manager system.  Under this system, the portfolio of the Fund is divided into segments and each segment is assigned to an individual manager who decides how the assets in that segment will be invested (within the limits provided by the Fund’s objectives and the investment adviser’s investment committee).  In addition, one segment is designated as a “research portfolio” and is managed by a number of research professionals.

The following individuals serve as portfolio managers for the Fund:

Portfolio manager	Investment experience	Portfolio manager experience in this Fund	Portfolio manager’s role in management of the Fund
Christopher Choe	Investment professional for 28 years in total; 21 years with Capital International, Inc. or affiliate	13 years	Serves as portfolio manager
David I. Fisher Director	Investment professional for 45 years in total; 42 years with Capital International, Inc. or affiliate	25 years	Serves as portfolio manager
Victor D. Kohn President, Chief Executive Officer and Director	Investment professional for 26 years in total; 25 years with Capital International, Inc. or affiliate	17 years	Serves as portfolio manager
Luis Freitas de Oliveira	Investment professional for 23 years in total; 17 years with Capital International, Inc. or affiliate	10 years	Serves as portfolio manager
Lisa B. Thompson Vice President	Investment professional for 23 years in total; 17 years with Capital International, Inc. or affiliate	4 years	Serves as portfolio manager
Shaw B. Wagener Director	Investment professional for 30 years, all with Capital International, Inc. or affiliate	21 years	Serves as portfolio manager

Additional information regarding the portfolio managers’ compensation, holdings in other accounts and ownership of securities in the Fund can be found in the statement of additional information.

PRICING OF FUND SHARES

The Fund calculates its share price, also called net asset value or NAV, as of approximately 4:00 p.m. Eastern time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine.  The Fund will not calculate NAV on any day during which the New York Stock Exchange has been closed for trading.  The value of the Fund’s investments primarily is based upon current market value.  Securities and assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s Board of Directors.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  Market quotations may be considered unreliable if events occur that materially affect the value of the securities (particularly securities outside the U.S.) between the close of trading in these securities and the close of regular trading on the New York Stock Exchange.  Use of these procedures is intended to result in more appropriate net asset values.

Because the Fund will hold securities that trade on days when the Fund does not price its shares, the value of securities in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

WHO MAY INVEST IN THE FUND

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by investing in developing country securities.  Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund.  If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments.  If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

These suitability standards are stricter than those that were imposed prior to January 1, 1999.  Prior to January 1, 1999, the Fund’s suitability standards required that each investor that was a “company” (as that term is defined in the Investment Company Act of 1940) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933.  Shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the suitability standards in place prior to January 1, 1999, are not required to meet the “qualified purchaser” standard in order to acquire additional shares of the Fund.

RESTRICTIONS ON TRANSFERS

In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund’s shares to another party who does not meet these minimum qualifications.  These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements.  The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void. Additionally, transfers must meet the minimum purchase and sales requirements detailed below.

HOW TO PURCHASE SHARES

The Fund may suspend the sale of shares from time to time, as determined by the Board of Directors, and reserves the right to reject any purchase order for any reason.  In addition, the Board has imposed a limitation on the number of net new shares that may be sold by the Fund in any one fiscal year.  This limitation, which also may be modified at any time by the Board of Directors, is 25% of the outstanding shares as of the prior fiscal year-end.

You may purchase shares by calling the Fund at (800) 421-4989, or by fax at (310) 996-6511.  The minimum initial purchase for both institutions and natural persons is $100,000.  The minimum subsequent purchase for both institutions and natural persons is $25,000.  Shares of the Fund are offered for sale on the last business day of the week and on the last business day of the month.  Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month.  Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share determined on the last business day of the week or month.  You do not pay any sales or distribution charges for purchasing shares of the Fund.

Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions.  On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and the total dollar amount of the purchase.

Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer.  Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

Wire:                Emerging Markets Growth Fund, Inc.
c/o JPMorgan Chase
ABA#: 021000021
DDA#: 890456338
DDA Name: Emerging Markets Growth Fund Subscription
FBO: Shareholder Name and Account Number

Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

Capital International, Inc.
Attn:  Abbe Shapiro
333 South Hope Street, 51st Floor
Los Angeles, California  90071-1406

                 – or –

Capital International, Inc.
P.O. Box 54379
Los Angeles, California  90054-0379

In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold and track that money on your behalf in a segregated account until the date on which the price is determined.

In addition, at the sole discretion of the investment adviser, you may purchase shares by tendering to the Fund developing country securities that are determined by the investment adviser to be appropriate for the Fund’s investment portfolio.  If you wish to purchase shares with securities, you should send your request by fax to the Fund at (310) 996-6511.  The fax request should provide a list of all such securities and the amount of each security being offered in exchange for shares.  The Fund may accept all, a portion, or none of the tendered securities.  You will be notified by written communication within five (5) business days as to whether the Fund will issue shares in exchange for any of the tendered securities.  If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund’s shares determined on the last business day of the week or month after the decision has been made to accept securities in exchange for shares.  The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund’s officers.  You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

The Fund’s Board of Directors may determine from time to time whether the Fund will issue share certificates.

HOW TO REDEEM SHARES

Redemption Policy

The Fund redeems its shares at monthly intervals.  You may send your redemption request to the Fund at any time.  The Fund accepts redemption requests received in good order at, or prior to, the close of business (5:00 p.m. Pacific time) on the first business day of each month (the “Redemption Request Deadline”). Your redemption request will become irrevocable at the Redemption Request Deadline.  You may, however, revoke your redemption request at any time prior to the Redemption Request Deadline.  A redemption request will not be properly revoked unless the Fund receives, prior to the Redemption Request Deadline, a written revocation by postal or commercial delivery or by fax at (310) 996-6511.  Your shares will be redeemed at the price determined as of the close of business (approximately 4:00 p.m. Eastern time) on the last business day of the month in which your redemption request became effective (the “Redemption Pricing Date”).  The Fund will pay the proceeds of your redemption request within seven (7) calendar days after the Redemption Pricing Date (the “Redemption Payment Date”).

The following example, based upon a redemption request received by the Fund prior to the close of business on August 12, 2011, is intended to help you understand the Fund’s Redemption Policy.

•	August 12, 2011, prior to 5:00 p.m. Pacific time – the Fund receives your redemption request

•	September 1, 2011, at 5:00 p.m. Pacific time (Redemption Request Deadline) – your redemption request becomes effective and irrevocable, unless a prior written revocation has been received by the Fund

•	September 30, 2011, as of approximately 4:00 p.m. Eastern time (the Redemption Pricing Date) – determination of share price at which your redemption request will be honored

•	October 7, 2011 (Redemption Payment Date) – last date by which the Fund must send you the proceeds of your redemption

The Fund may also declare the Redemption Pricing Date to be sooner than the last business day of the month.  For example, the Fund may accelerate the Redemption Pricing Date to use the proceeds from sales of new shares to meet redemption requests, instead of liquidating other Fund assets for that purpose.  However, the Fund may only accelerate the Redemption Pricing Date if several conditions are met, including that the Redemption Payment Date is also accelerated so that payment occurs no later than seven (7) days after the accelerated Redemption Pricing Date. The accelerated Redemption Pricing Date will only occur after the Fund has announced to the redeeming shareholders its intent to accelerate.

The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date in any period during which the New York Stock Exchange has been closed for trading, or trading on the New York Stock Exchange has been restricted due to certain emergencies.  If an emergency suspension of redemptions is in effect on a Redemption Pricing Date, the Redemption Pricing Date will be the next business day following the end of the emergency suspension of redemptions for all pending redemption requests.  Likewise, if a Redemption Payment Date occurs during an emergency suspension of redemptions, redemption proceeds will be paid on the next business day following the end of the emergency suspension of redemptions for all pending redemption payments.  The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund’s shareholders and the SEC.

Redemption Procedure

You can redeem your shares of the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

Capital International, Inc.
Attn: Abbe Shapiro
333 South Hope Street, 51st Floor
Los Angeles, California  90071-1406

     – or –

Capital International, Inc.
P.O. Box 54379
Los Angeles, California  90054-0379

You may also send your redemption request by fax to Capital International, Inc., Attn: Abbe Shapiro at (310) 996-6511.  There are no shareholder charges for redemptions.  You must, however, redeem your shares in amounts of at least $25,000 (the same amount as the minimum subsequent investment in the Fund).  Your redemption request must be signed by the shareholder(s) of record.  In addition, the Fund may require a signature guarantee if the redemption requested (i) exceeds $75,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 30 days.  The Fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts.

Mandatory Redemption

The sale or transfer of shares to persons not meeting the Fund’s suitability standards are void and subject to mandatory redemption by the Fund.

Open-End Interval Fund Liquidity Policy

The Fund has adopted, as a fundamental policy, liquidity procedures designed to more easily provide for redemptions, although there can be no guarantee of that result.  The Fund’s liquidity policy requires that the Fund maintain a portfolio of securities such that as of each day on which the Fund’s assets are valued for purposes of calculating its net asset value, at least 85% of the Fund’s net assets will either:  (i) mature by the next Redemption Payment Date; or (ii) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date at approximately the price used in computing the Fund’s net asset value.

In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security’s liquidity and price.  In determining to seek SEC approval to operate as an open-end interval fund, the Fund further considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund’s shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability.  Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country’s economy, currency or equity markets – some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund – could adversely affect the price at which the Fund will be able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

Frequent Trading of Fund Shares

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.  In connection with the conversion of the Fund to an open-end interval fund, the Board of Directors adopted policies and procedures regarding the purchase and redemption of Fund shares, which are discussed in the immediately preceding sections.  These policies and procedures restrict the ability of shareholders to conduct frequent trading activity in the Fund.

DISTRIBUTIONS AND TAXES

The following information is meant to be a general summary for U.S. taxpayers.  Additional information regarding dividends, distributions and taxes can be found in the statement of additional information.  You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

Distributions

The Fund intends to distribute dividends and net realized capital gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.  You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Fund or you may elect to receive them in cash.  You may request a change in your election at any time.  If, however, you request a change in your election after the first business day of a month in which the Fund will make a distribution and officers of the Fund determine, in their sole discretion, that the change is not in the best interest of the Fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on Distributions

Dividends and capital gain distributions you receive from the Fund will be subject to federal income tax and may also be subject to state or local taxes, unless you are exempt from taxation.

For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income.  Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement.  In the absence of further Congressional action, this reduced tax rate is scheduled to expire after 2012. The Fund’s distributions of net long-term capital gains are taxable as long-term capital gains.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on Transactions

Redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is generally the difference between the cost of your shares and the amount you receive when you sell them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period shown.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
Years Ended June 30

	2011	2010	2009	2008	2007*
Net asset value, beginning of year	$8.13	$6.72	$12.95	$17.02	$15.21
Income (loss) from investment operations†:
Net investment income	.16	.15	.18	.39	.22
Net realized and unrealized gain (loss) on investments	1.81	1.39	(4.09)	.68	6.56
Total income (loss) from investment operations	1.97	1.54	(3.91)	1.07	6.78
Less distributions:
Dividends from net investment income	(.17)	(.13)	(.23)	(.59)	(.41)
Distributions from net realized gains	_	_	(2.09)	(4.55)	(4.56)
Total distributions	(.17)	(.13)	(2.32)	(5.14)	(4.97)
Net asset value, end of year	$9.93	$8.13	$6.72	$12.95	$17.02
Total return	24.29%	22.83%	(23.08)%	3.78%	52.08%
Ratios/supplemental data:
Net assets, end of year (in millions)	$16,827	$12,878	$10,830	$13,925	$15,383
Ratio of expenses to average net assets	.68%	.71%	.71%	.67%	.70%
Ratio of net income to average net assets	1.65%	1.86%	2.49%	2.47%	1.39%
Portfolio turnover rate	40.66%	49.38%	67.91%	57.50%	52.19%

* The per-share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
† The per-share data is based on average shares outstanding.

MORE INFORMATION ABOUT THE FUND

Shareholder Services Investment Adviser Custodian Dividend Paying and Transfer Agent
(800) 421-4989

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3384

333 South Hope Street
Los Angeles, California 90071-1406

6455 Irvine Center Drive
Irvine, California 92618

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

J.P.Morgan Investor Services Co.
One Beacon Street
Boston, Massachusetts  02108

Annual/Semi-Annual Report to Shareholders

The shareholder reports contain additional information about the Fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the Fund’s investment strategies that significantly affected the Fund’s performance during its last fiscal year, and the independent registered public accounting firm’s report (in the annual report).

Statement of Additional Information (“SAI”) and Codes of Ethics

The current SAI, as amended from time to time, contains more detailed information on all aspects of the Fund and is incorporated by reference in the prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics, which are included in the SAI, describe the personal investing policies adopted by the Fund and the investment adviser and its affiliated companies.

The codes of ethics and the SAI are on file with the SEC.  These and other related materials about the Fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s website at www.sec.gov. Copies of these materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington DC 20549-1520.  Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. To request, free of charge, the current SAI, codes of ethics, or annual/semi-annual report, or to request other information about the Fund or make shareholder inquiries, please call (800) 421-4989, send an email to EMGF_Shareholder_Relations@capgroup.com or write to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, California, 90071-1406.  The Fund does not have a website that is available to the public.

Registration No. 811-04692

EMERGING MARKETS GROWTH FUND, INC.

THIS STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 29, 2011, IS NOT A PROSPECTUS. IT SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUS OF
EMERGING MARKETS GROWTH FUND, INC., DATED AUGUST 29, 2011,
WHICH MAY BE OBTAINED FREE OF CHARGE UPON REQUEST TO
EMERGING MARKETS GROWTH FUND, INC.
ATTN: SECRETARY OF THE FUND
333 SOUTH HOPE STREET, 55TH FLOOR,
LOS ANGELES,CALIFORNIA  90071-1406
(800) 421-4989

This statement of additional information incorporates by reference financial statements of Emerging Markets Growth Fund, Inc. from its most recent annual and semi-annual reports to shareholders.  You can obtain copies of those reports free of charge by calling (800) 421-4989.

TABLE OF CONTENTS

FUND HISTORY	B-1
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS	B-1
CERTAIN NON-FUNDAMENTAL POLICIES	B-4
RISK FACTORS	B-6
Investment and Repatriation Restrictions	B-6
Currency Fluctuations	B-6
Potential Market Volatility	B-6
Government in the Private Sector	B-6
Investor Information	B-6
Valuation Risks	B-7
Taxation	B-7
Litigation	B-7
Fraudulent Securities	B-7
Loans and Loan Participations	B-7
Settlement Risks	B-8
Russia	B-8
ADDITIONAL INVESTMENT STRATEGIES	B-9
Currency Hedging Transactions	B-9
Options on Securities and Securities Indexes	B-10
Other Financial Futures and Relation Options	B-10
Swap Agreements	B-10
Equity Linked Notes	B-11
Securities Lending	B-11
RISK FACTORS ASSOCIATED WITH ADDITIONAL INVESTMENT STRATEGIES	B-12
Currency Hedging Transactions	B-12
Options on Securities and Securities Indexes	B-12
Other Financial Futures and Related Options	B-13
Swap Agreements	B-13
Equity Linked Notes	B-13
Counterparty Risk	B-14
PORTFOLIO TURNOVER	B-14
DISCLOSURE OF PORTFOLIO HOLDINGS	B-15
MANAGEMENT OF THE FUND	B-16
Board of Directors and Officers	B-16
Fund Organization and Board of Directors	B-24
Leadership Structure	B-25
Risk Oversight	B-25
Committees of the Board of Directors	B-25
FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2010	B-27
DIRECTOR COMPENSATION PAID DURING FISCAL YEAR ENDED JUNE 30, 2011	B-27
DIRECTOR COMPENSATION TABLE	B-28
PRINCIPAL SHAREHOLDERS	B-29
PORTFOLIO MANAGER INFORMATION AS OF JUNE 30, 2011	B-29
Portfolio Manager Fund Holdings	B-29
Other Accounts Managed by Fund Portfolio Managers	B-30
Potential Conflicts of Interest	B-31
Compensation of Investment Professionals	B-31
INVESTMENT ADVISORY AND OTHER SERVICES	B-32
Investment Adviser	B-32
Investment Advisory and Service Agreement	B-32
Principal Underwriter	B-33
Personal Investing Policy	B-34
PROXY VOTING POLICIES AND PROCEDURES	B-34
Policy	B-34
Procedures	B-35
CUSTODIAN, DIVIDEND PAYING AGENT, TRANSER AGENT AND REGISTRAR	B-37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	B-37
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-38
CAPITAL STOCK	B-40
PURCHASE AND PRICING OF SHARES	B-40
Purchasing Shares	B-40
Pricing Shares	B-41
TAXES AND DISTRIBUTIONS	B-42
Taxation as a Regulated Investment Company	B-42
Distributions	B-43
Tax Consequences of Investments in Non-U.S. Securities	B-43
Redemptions and Exchanges of Fund Shares	B-44
Other Tax Considerations	B-44
FINANCIAL STATEMENTS	B-45

FUND HISTORY

Emerging Markets Growth Fund, Inc. (the “Fund”) is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end management investment company.  The Fund converted its structure to that of an open-end interval management investment company effective July 1, 1999.  As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund’s portfolio or interference with the Fund’s investment objective.

The Fund is designed for institutional investors and other “qualified purchasers” that seek to achieve international diversification by participating in the economies of various countries with developing, or “emerging” securities markets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a diversified, open-end interval fund.  The Fund intends to achieve long-term capital growth through investment in developing country securities.  As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

1.         invest in securities having unlimited liability;

2.
issue senior securities (except warrants issued to the Fund’s shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the Investment Company Act of 1940 (the “1940 Act”)), borrow money (except that the Fund may borrow (i) in connection with hedging a particular currency exposure and (ii) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

3.
invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

4.         make investments for the purpose of exercising control or management;

5.	engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

6.
purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result:  (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country; or (ii) with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any single issuer; or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

7.	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8.
lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the U.S. Securities and Exchange Commission (“SEC”); and

9.	purchase any securities if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer.

Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that, as of each day on which the Fund’s assets are valued for purposes of calculating its net asset value, at least 85% of the Fund’s assets will either:  (i) mature by the next Redemption Payment Date; or (ii) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the prospectus) at approximately the price used in computing the Fund’s net asset value.  The Redemption Policy, as described in the prospectus, also constitutes a fundamental policy of the Fund.

In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security’s liquidity and price.  In determining to seek SEC approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund’s shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability.  Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country’s economy, currency or equity markets – some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund – could adversely affect the price at which the Fund will be able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a “diversified” investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund’s outstanding shares.  Under these requirements, at least 75% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets.  Thus, with respect to 75% of the Fund’s total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

These policies apply only at the time a transaction is entered into.  Any subsequent change in the percentage of Fund assets invested in certain securities, or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until Capital International, Inc., the investment adviser, determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

With respect to investment restrictions 2., 3., and 5., the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of segregated assets consisting of liquid assets, or by maintenance of an appropriate offsetting position.

With respect to item (iii) of investment restriction 6., it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

For purposes of applying the terms of investment restrictions number 6. and 9., the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund’s portfolio, and as to whether the Fund has acquired an investment that would have the status of a “voting security” under U.S. law.  Most issuers represented in the Fund’s portfolio are organized under laws other than those of the U.S., some of which may permit forms of organization and equity participation not common in the U.S.  Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective “issuer” of a security (and as to whether a security is a “voting security”). These factors may include the relative significance of legal rights and remedies that attach to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6. and 9.  With respect to the limits described in investment restrictions 6. and 9. above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund’s pro rata interest in an issuer or a class of an issuer’s securities and provided that the investment adviser has determined that such exercise is in the best interests of the Fund.  The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

The Fund’s limitation on borrowing does not prohibit borrowing in connection with hedging a particular currency exposure.  The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund’s behalf in lieu of depositing initial margin in connection with currency futures contracts.  Borrowing by the Fund will be covered in accordance with the requirements of the 1940 Act.

Notwithstanding any of the above investment restrictions, the Fund may establish wholly owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund.  The Fund would “look through” any such vehicle to determine compliance with its investment restrictions.

Although the Fund’s day-to-day compliance with its fundamental investment objectives and policies has been delegated to the investment adviser, the Board of Directors oversees the Fund’s compliance with its fundamental policies and objectives.

CERTAIN NON-FUNDAMENTAL POLICIES

Under normal market conditions, the Fund invests no less than 80% of its assets in securities of issuers in developing countries as discussed in this section (“developing country securities”).  The Fund invests principally in securities that are listed or traded on a securities exchange or in an over-the-counter (“OTC”) market and whose issuers are domiciled and/or have their principal place of business in countries that have securities markets approved for investment by the Fund’s Board of Directors (“Qualified Markets”).  These exchanges or OTC markets may be either within or outside the issuer’s domicile country, and the securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) or other types of depositary receipts.  The Fund may invest in securities of issuers that are not domiciled or do not have their principal place of business in developing countries, provided that, at least 75% of such issuers’ assets are in developing countries, or such issuers expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The Fund may invest a portion of its total assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets (at least 50%) in developing countries, and/or derive or expect to derive a substantial proportion (at least 50%) of their total revenue or profit from goods or services produced in, or sales made in, developing countries.

The Fund’s Board of Directors will, in its discretion and in consultation with the investment adviser, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, the availability of information about the market and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.  As of the date of this statement of additional information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela.  The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market (“illiquid securities”) and in securities of issuers that are domiciled in and/or have their principal place of business in a developing country but not in a Qualified Market (“non-qualified market developing country securities”).  The Fund’s Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund’s assets in aggregate (taken at the time of purchase): (i) in illiquid securities, and (ii) in non-qualified market developing country securities (or investment companies that invest solely in non-qualified market developing country securities).  The Fund’s investments in non-qualified market developing country securities shall also be limited to 1% of the Fund’s assets (taken at the time of purchase) in any one issuer and 2% of the Fund’s assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country.  Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the investment adviser under the supervision of, and within any guidelines established by, the Board of Directors.

The Fund seeks a portfolio that is diversified both geographically and by industry sector.  A variety of issuers are evaluated by the Fund’s investment adviser in seeking diversification, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

The Fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the Fund’s total assets.  A change in this limitation would require approval by the Fund’s Board of Directors and an amendment to the Fund’s prospectus.

The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund’s objective of long-term capital growth.  Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds.  Debt instruments include “loan participations,” which involve the purchase of a “portion” of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets.  If the Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the investment adviser), but also will bear indirectly similar expenses of the underlying investment companies.

The Fund may also invest in shares of investment companies for which the investment adviser or an affiliate of the investment adviser serves as manager.  The Fund received an SEC exemptive order permitting it to invest in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the investment adviser for the purpose of investing in Southeast Asia and China.  The Fund has also received SEC exemptive orders permitting the Fund to invest in each of Capital International Global Emerging Markets Private Equity Fund, L.P., and Capital International Private Equity Fund IV, L.P., global private equity funds that have been organized by the investment adviser.  With respect to any such investments in an investment company advised by the investment adviser or an affiliate thereof, the investment adviser waives the portion of its management fees directly charged to the Fund that is attributable to those investments. To do so, when calculating its management fee, the investment adviser subtracts from the Fund’s net assets the value that such Acquired Funds use to calculate their respective management fees which are indirectly borne by the Fund (e.g., commitment amount or invested cost).

The Fund may invest up to 35% of its net assets in the securities of issuers in a single country.  As of June 30, 2011, the Fund had invested approximately 15.7% of its net assets in China, 10.5% of its net assets in South Korea, 9.5% of its net assets in India, 9.4% of its net assets in Brazil, and 8.3% of its net assets in Russia.  Investors should be aware that, given the extent of the Fund’s investment in China, South Korea, India, Brazil, and Russia, adverse developments in these countries could substantially affect the Fund’s investment results.

RISK FACTORS

The Fund faces a number of investment risks greater than those normally associated with international investments in securities.  These include:

Investment and Repatriation Restrictions

A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks.  Repatriation of investment income, capital and the proceeds of sales by foreign investors may be delayed and require governmental registration and/or approval in some emerging market countries.  While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund’s investment.  If such restrictions were imposed subsequent to the Fund’s investment in the securities of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors.  Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

Currency Fluctuations

In accordance with its investment objective, the Fund’s assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries.  The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies.  Consistent with its investment objective, the Fund can engage in certain currency hedging transactions.  These transactions involve certain special risks.  See “Additional Investment Strategies – Currency Hedging Transactions.”

Potential Market Volatility

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

Government in the Private Sector

Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest.  Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures.  With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investments.

Investor Information

The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets because of limitations on available information and different accounting, auditing and financial reporting standards.  In such circumstances, the investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Valuation Risks

The investment adviser calculates the Fund’s net asset value based on the best available information at the time of calculation.  There are inherent risks and challenges in determining the valuation of developing country securities and concurrently calculating the Fund’s net asset value.  Examples include, among other things, tracking and analyzing changes in tax and regulatory matters, determining the price of illiquid securities, the volatility of markets, different trading and settlement practices, difficulty in obtaining complete and timely market or other information, and the number of securities that may require fair valuation.  While the investment adviser believes it has appropriate policies and procedures to value the Fund’s portfolio securities and calculate its net asset value, given these risks and challenges, pricing information for a portfolio security may not always be accurate despite the investment adviser’s reasonable efforts.  As a general matter, the Fund does not recalculate its net asset value or reprocess shareholder transactions in the event that information used in the calculation of net asset value proves to be unreliable.  The Fund, however, has adopted procedures that provide for an adjustment if the impact is significant and the Fund is adversely affected.  On occasion, such adjustment may result in shareholder transactions being reprocessed in order to make the Fund whole.

Taxation

Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high.  In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to tax that it had not reasonably anticipated in conducting its investment activities or valuing its assets.  Local tax agents and counsel may be engaged to assist the Fund with tax compliance in certain jurisdictions.  There can be no assurance that, despite the reasonable efforts of the investment adviser, the Fund’s auditor and any local tax agents and counsel, the Fund will become aware timely of all changes to local tax laws and regulations in the developing countries in which the Fund invests or apply these local tax laws or regulations consistently with local custom.

Litigation

The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent Securities

It is possible, particularly in developing countries, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets and as a consequence the Fund could suffer a loss.

Loans and Loan Participations

The Fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes.  The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan.  The underlying loans may be secured or unsecured, and will vary in term and legal structure.  When purchasing loan participations, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower.  Investments in loans and loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral.  Loan participations are generally not rated by major rating agencies and may not be protected by securities laws.  Also, loans and loan participations are often considered to be illiquid.

Settlement Risks

Settlement systems in developing countries are generally less well organized than in developed countries.  Supervisory authorities may also be unable to apply standards that are comparable with those in developed countries.  Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems.  In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received.  In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund.  The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced.  There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries.  There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

Russia

Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities.  Ownership of securities in Russia is evidenced by entries on the books of the company’s appointed registrar.  Book entry positions will also be evidenced on the books of the local subcustodian, but proof of legal ownership is evidenced solely on the books of the registrar.  There is no viable central depository in Russia. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even oversight.  The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain an extract and a confirmation of re-registration after each trade.  Additionally, share position reconciliations for the Fund are performed whenever a trade has been executed or on a quarterly basis between the global custodian, sub-custodian and the registrar.  However, such extracts and confirmations of re-registration are not legally enforceable and would not prevent loss or dilution of the Fund’s ownership rights from fraudulent or negligent acts or oversights.  The acquisition of depositary receipts and other securities convertible or exchangeable into Russian securities will not necessarily reduce this risk.

The Fund seeks, as feasible, to reduce these risks by careful management of its assets.  There can be no assurance that these efforts will be successful.

ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies.  A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A currency futures contract is a standardized contract for the delivery of a specified amount of a currency at a future date at a price set at the time of entering into the contract.  Currency futures contracts traded in the U.S. are traded on regulated exchanges.  Parties to futures contracts must make initial “margin” deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price.  The parties also pay or receive daily “variation” margin payments as the value of the futures contract fluctuates thereafter.  Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price.  Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract.  Closing transactions with respect to futures contracts are effected on an exchange.  The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract.  There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss.  Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option.  The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets exposed to a particular currency.

In the event the fund enters into the futures trading activities described herein, a claim for exemption will be filed with the Commodity Futures Trading Commission (“CFTC”) on its behalf, pursuant to which the Fund will not be deemed a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and will not be subject to registration or regulation as such under the CEA.  The investment adviser will not be deemed a “commodity pool operator” with respect to its service as investment adviser to the Fund.

The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets exposed to that currency.  Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will “cover” its obligation with liquid assets in an amount sufficient to meet its obligations.

Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

Options on Securities and Securities Indexes

The Fund may purchase and sell call and put options on individual securities or indexes of securities.  Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value.  Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase, pending its ability to invest in such securities in an orderly manner.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund’s obligations as writer of the option.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

Other Financial Futures and Related Options

In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon.  Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons.  The Fund may make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons.  The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options.  Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under “Currency Hedging Transactions”).

Swap Agreements

The Fund may enter into interest rate, credit default, equity and currency exchange rate swap agreements.  These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly.  The Fund may also use interest rate swaps to alter the interest rate sensitivity and yield exposure of the Fund’s fixed income investments.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged, or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund may collateralize the net amount under a swap agreement by posting or receiving agreed upon collateral, subject to certain thresholds and minimum transfer amounts.  In the case of interest rate or currency exchange rate swap agreements, the Fund’s current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund’s portfolio.  Any swap agreement so covered will not be construed to be a “senior security” for purposes of the Fund’s investment restriction concerning senior securities.

In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), adjusted for an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price.  The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement.  As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund’s investment restrictions concerning senior securities.

Equity Linked Notes

The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks.  Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities.  Depending on the terms of the issuance, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders.  For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price.  Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities.  The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate.  Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws.  Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption.  The CEA exempts certain so-called “hybrid instruments” from this prohibition subject to certain conditions.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions.  When making such a loan, the Fund will be entitled to any gain or loss on the security during the loan period, and the Fund will earn interest on the amount deposited as collateral for the loan.  If the borrower fails to return the loaned securities, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received from such loans).

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund may call the loaned securities to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund’s investment in the securities.  The Fund may pay lending fees to a party arranging a loan.

RISK FACTORS ASSOCIATED WITH ADDITIONAL INVESTMENT STRATEGIES

Currency Hedging Transactions

The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets exposed to a particular currency.  It is the investment adviser’s view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk.  Moreover, even if it was to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets exposed to a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency to which the Fund’s assets are exposed.  Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction.  In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Options on Securities and Securities Indexes

The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC.  The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Other Financial Futures and Related Options

Several risks are associated with the use of futures and futures options.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged.  An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted.  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit.  In addition, certain of these instruments are relatively new and without a significant trading history.  As a result, there is no assurance that an active secondary market will develop or continue to exist.  Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Swap Agreements

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  In addition, the swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Equity Linked Notes

The price of an equity linked note is derived from the value of the underlying linked securities.  The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities.  Such notes therefore may be considered to have speculative elements.  However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note.  Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked.  If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors.  Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities.  The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if unrated, of equivalent quality.  Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and many emerging market countries are rated below investment grade, equity linked notes related to securities of issuers in those developing countries will be considered to be below investment grade.  Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

As with any investment, the Fund can lose the entire amount it has invested in an equity linked note.  The secondary market for equity linked notes may be limited.  The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

Counterparty Risk

The Fund bears the risk of loss of the amount expected to be received under any of the financial instruments described above if the counterparty defaults on any of these instruments or declares bankruptcy.  The Fund will enter into arrangements only with the counterparties that meet certain standards for creditworthiness adopted by the investment adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rates for the fiscal years ended June 30, 2011, 2010 and 2009 were 40.66%, 49.38%, and 67.91%, respectively.    Portfolio changes will be made without regard to the length of time particular investments may have been held.  Short-term trading profits are not the Fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.  High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to certain shareholders.  The portfolio turnover rate is expected to be less than 100% each fiscal year.

Brokerage commissions paid on the Fund’s portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended June 30, 2011, 2010, and 2009 amounted to $25,203,829, $25,740,426, and $22,813,253, respectively.  With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.

DISCLOSURE OF PORTFOLIO HOLDINGS

The investment adviser, on behalf of the Fund, has adopted policies and procedures with respect to the disclosure of information about the Fund’s portfolio holdings.  These policies and procedures have been reviewed by the Fund’s Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the Fund’s Chief Compliance Officer.

Under this policy, summary reports containing information regarding the Fund’s twenty largest equity holdings, dated as of the end of each calendar month, will be made available to all institutional shareholders no earlier than the tenth business day after the end of each month. Additionally, the Fund’s complete list of portfolio holdings, dated as of the end of each calendar month, will be provided to shareholders and their respective service providers, upon their request, no earlier than the tenth business day after the end of such month. This information, however, may be disclosed earlier to affiliated persons of the Fund (including the Fund’s Board members and officers, and certain personnel of the investment adviser and its affiliates) and certain service providers (such as the Fund’s custodian and outside counsel) for legitimate business and oversight purposes.

Affiliated persons of the Fund as described above who receive portfolio holding information are subject to restrictions and limitations on the use and handling of such information pursuant to a code of ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable.  Third party service providers of the Fund receiving such information are subject to confidentiality obligations.

Neither the Fund nor the investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio holdings.  Additionally, other than the persons described above, the Fund’s portfolio holding information will not be disclosed to any person until such information is publicly filed with the SEC in a filing that is required to include such information.

The investment adviser’s executive officers are authorized to disclose the Fund’s portfolio holdings and the authority to establish policies with respect to such disclosures resides with the investment adviser.  In exercising its authority, the investment adviser determines whether disclosure of information about the Fund’s portfolio holdings is appropriate and in the best interest of the Fund’s shareholders.  The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of the Fund’s holdings.  For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about the Fund’s holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with the Fund’s portfolio transactions.  In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to any party (other than the persons described above, such as the Fund’s shareholders and certain service providers) until such information is disclosed in a publicly available filing with the SEC, helps reduce potential conflicts of interest between the Fund’s shareholders and the investment adviser and its affiliates.

MANAGEMENT OF THE FUND

Board of Directors and Officers

“Independent” Directors1

The Fund’s Committee on Directors and Board of Directors select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Directors of the Fund, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

When assessing independent Director candidates, the Board considers a number of factors, such as whether a candidate: has an understanding of the nature of the Fund’s business; is qualified to fulfill the legal and fiduciary obligations imposed on directors; is drawn from the Fund’s larger shareholders; reflects the diversity of the Fund’s shareholder base; would maintain the Board’s international composition; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the Securities and Exchange Commission.

Each independent Director has significant experience in business, not-for-profit organizations, asset management, government service, accounting or other professions. Although no single list could identify all experience upon which the Fund’s independent Directors draw in connection with their service, the following table summarizes key experience for each independent Director. These references to the qualifications, attributes and skills of the Directors are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Director or the Board as a whole. Notwithstanding the accomplishments listed below, none of the independent Directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Name, Age and Position with Fund (year first elected as Director2)	Principal Occupation(s) During Past Five Years	Number of Portfolios3 Overseen by Director	Other Directorships4 Held by Director During Past Five Years	Other Relevant Experience
Walter G. Borst, 49 Director (2010)	Chairman, Chief Executive Officer, President and Chief Investment Officer, General Motors Investment Management Corporation; Vice President and Treasurer, General Motors Company; Treasurer, General Motors Corporation	1	GMAM Absolute Return Strategies Fund, LLC	• Service as chief investment officer and other senior corporate management experience, asset management • Corporate board experience • Service on board of investment-committee • M.B.A.
Gary Bruebaker, 56 Director (2011)	Chief Investment Officer, Washington State Investment Board	1	None	• Municipal financial management experience • M.B.A., C.F.A, C.P.A., and Certified Cash Manager
Paul Eckley, 56 Director (2005)	Senior Vice President, Investments, State Farm Insurance Companies	1	None	• Senior corporate management experience, asset management • Member of consumer, international affairs, and non-profit organizations • M.B.A. and C.F.A.

Beverly L. Hamilton, 64 Chairman of the Board (Independent and Non-Executive) (1991)	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
• Service as chief investment officer and other senior corporate management experience, asset management

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational, municipal and non-profit organizations

Raymond Kanner, 58 Director (1997)	Managing Director and Chief Investment Officer, IBM Retirement Funds; former Director, Global Equity Investments, IBM Retirement Funds	1	None
• Service as chief investment officer and other senior corporate management experience, asset management

• Service on advisory boards and investment committees of educational, charitable and non-profit organizations

• M.B.A. and M.Ph.

L. Erik Lundberg, 51 Director (2005)	Chief Investment Officer, University of Michigan	1	None	• Senior corporate management experience, asset management • Service on board of investment-related organization • Service on investment committee for charitable foundation • M.B.A. and C.F.A.
Helmut Mader, 69 Vice Chairman of the Board (Independent and Non-Executive) (1986)	Managing Director, Mader Capital Resources GmbH	1	None
• Senior corporate management experience, global banking and asset management

• Service as deputy chairman of the Advisory Board of the German Stock Exchange

• Member of German Association for Financial Analysis and Asset Management

• Service on advisory boards of multiple international companies and non-profit organizations

William B. Robinson, 73 Director (1986)	Director, Reckson Asset Management Australia Limited; former Director, Unwired Australia Group Limited (Internet service provider) (until 2007)	1	None
• Senior corporate management experience, asset management

• Service as executive officer of multiple international organizations

• Member of A.A.S.A. (Associate Australian Society of Accountants)

• F.A.I.C.D. (Fellow Australian Institute of Company Directors)

John P. Rohal, 64 Director (2011)	Managing Director, Public Equities, Makena Capital Management, LLC	1	RS Investments (director for 37 portfolios in the fund complex)	• Senior corporate management experience, asset management • Service on advisory board for educational, charitable and non-profit organizations • M.B.A.

Aje K. Saigal, 55 Director (2000)	Director of Economics and Investment Strategy, Government of Singapore Investment Corporation Pte. Limited	1	None	• Senior corporate management experience, asset management • C.F.A. and M.Sc (Management)
David H. Zellner, 56 Director (2010)	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None	• Senior corporate management experience, oil company • Service on board of humanitarian organization • M.B.A. and C.M.A. (inactive)

“Interested” Directors5
Interested Directors have similar qualifications, skills and attributes as the independent Directors. Interested Directors are senior executive officers of Capital International, Inc. or its affiliates. This management role with the Fund’s service provider or affiliates also permits them to make a significant contribution to the Fund’s Board.

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years	Number of Portfolios3 Overseen by Director	Other Directorships4 Held by Director During Past Five Years
Victor D. Kohn, 53 President, Chief Executive Officer and Director (1996)	President and Director, Capital International, Inc.	1	None
David I. Fisher, 71 Director (1986)	Vice Chairman of the Board, Capital International, Inc.; Chairman Emeritus, Capital Group International, Inc.;6 Chairman Emeritus, Capital Guardian Trust Company;6 Director, The Capital Group Companies, Inc.6	1	None
Shaw B. Wagener, 52 Director (1997)	Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Group International, Inc.;6 Senior Vice President, Capital Guardian Trust Company;6 Director, The Capital Group Companies, Inc. 6	1	None

Chairman Emeritus7
Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years	Number of Portfolios3 Overseen by Director	Other Directorships4 Held by Director During Past Five Years
Walter P. Stern, 82 Chairman Emeritus (1991)	Vice Chairman of the Board, Capital International, Inc.;	1	None

Other Officers

Name, Age and Position with Fund (year first elected as Director/Officer2)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Prinicpal Underwriter of the Fund
Michael A. Felix, 50 Vice President and Treasurer (1993)
Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company; 6 Director, Capital Group Research, Inc.; 6  Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.; 6 Principal Financial Officer, Capital Group International, Inc. 6

Peter C. Kelly, 52 Vice President (1996)
Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;6 Secretary, Capital Group International, Inc.6

Robert H. Neithart, 46 Vice President (2000)
Senior Vice President, Capital International Research, Inc.;6 Chairman of the Board, Capital Strategy Research, Inc.;6  Senior Vice President, Capital Guardian Trust Company;6  Senior Vice President – Fixed Income, Capital Research and Management Company 6

Abbe G. Shapiro, 51 Vice President (1997)	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company; 6 Vice President - Institutional Investment Services Division, The Capital Group Companies, Inc., 6
Lisa B. Thompson, 45 Vice President (2000)	Senior Vice President, Capital Guardian Trust Company; 6 Director, Capital Strategy Research, Inc.; 6 Director, The Capital Group Companies, Inc.6
Ricardo V. Torres, 41 Vice President (2006)	Senior Vice President, Capital International Research, Inc. 6
Laurie D. Neat, 40 Secretary (2005)	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company6
Bryan K. Nielsen, 38 Assistant Treasurer (2006)	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company6

   1 The term “independent” director refers to a director who is not an “interested person” of the Fund within the meaning of the 1940 Act.
2 Directors and officers of the Fund serve until their resignation, removal or retirement.
3 Capital International, Inc. does not act as investment adviser for any other U.S. registered investment companies.

4 This includes all directorships (other than those in the Fund) that are held by each Director as a director of a public company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

5 “Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter).
6 Company affiliated with the investment adviser.
7 Mr. Stern is a non-voting member of the Board.

The address for all Directors and officers of the Fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, Attention: Fund Secretary.

Fund Organization and the Board of Directors

The Fund is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end management investment company.  The Fund converted its structure to that of an open-end interval fund on July 1, 1999.  As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value.

The Board of Directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund.  The investment adviser has the responsibility of implementing the policies set by the Board and is responsible for the Fund’s day-to-day operations and investment activities.  It is expected that both the Board of Directors and the investment adviser will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund.  The investment adviser and the shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

The By-laws of the Fund, as amended (the “By-laws”), provide that shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act.  The Fund does not hold annual meetings of shareholders.  However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose.  Shareholders have one vote per share owned.  At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which any member of the Board could be removed by a majority vote.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or the by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The Fund’s Articles of Incorporation and By-laws provide in effect that, subject to certain conditions, the Fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the Fund.  However, directors and officers are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S.  As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S.  In management’s view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against such foreign Directors or officers in original actions.  The following Directors of the Fund are non-U.S. residents: Helmut Mader, William B. Robinson and Aje K. Saigal.

Leadership Structure

The Board of Directors’ chairman is currently an independent Director who is not an “interested person” of the Fund within the meaning of the 1940 Act. The Board of Directors has determined that an independent chairman facilitates oversight and enhances the effectiveness of the Board. The independent chairman’s duties include, without limitation, generally presiding at meetings of the Board, approving Board meeting schedules and agendas, leading meetings of the independent Directors in executive session, facilitating communication with committee chairs, and serving as the principal independent Director contact for Fund management and independent Fund counsel.

Risk Oversight

The Board of Directors has delegated day-to-day Fund management to the Fund’s investment adviser, which is responsible for managing all Fund operations, including without limitation, processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Board meets periodically and receives reporting on various processes that the Fund’s investment adviser and other service providers have implemented to manage relevant risks. For example, the Board receives regular reporting regarding risks related to investments, such as portfolio holdings, country and industry diversification and investment results.

In addition, committees of the Fund’s Board receive reporting on certain activities and related risks and report back to the full Board. For example, the Fund’s Audit Committee oversees the processes and certain attendant risks relating to financial reporting and controls.

The Board also receives compliance reports from the Chief Compliance Officer of the Fund addressing broad areas of risk. In addition, from time to time, the Board meets directly with business area managers responsible for certain activities, such as portfolio compliance management or trading, and periodically receives ad hoc reporting on other areas of interest.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the Board of Directors

The Fund has an Audit Committee comprised of Walter G. Borst, Gary Bruebaker, Paul N. Eckley, L. Erik Lundberg, John P. Rohal and David H. Zellner, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The function of the Audit Committee is oversight of the Fund’s (i) accounting and financial reporting policies and practices, (ii) internal controls over financial reporting and (iii) financial statements.  The Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm (who reports directly to the Audit Committee) and the full Board of Directors.  There were three Audit Committee meetings held during the fiscal year ended June 30, 2011.

The Fund has a Committee on Directors comprised of Raymond Kanner, Helmut Mader, William B. Robinson and Aje K. Saigal, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The Committee on Directors periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  The Committee on Directors reviews annually the independence of legal counsel and makes its recommendation to the full Board of Directors.  The Committee on Directors also evaluates, selects and nominates independent director candidates to the full Board of Directors.  While the Committee on Directors normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board of Directors.  Such suggestions must be sent in writing to the Committee on Directors, c/o the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors.  Four Committee on Directors meetings were held for the Fund during the fiscal year ended June 30, 2011.

The Fund has a Contracts Committee comprised of all Directors who are not considered to be “interested persons” of the Fund within the meaning of the 1940 Act.  The Contracts Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, including the Investment Advisory and Service Agreement and shareholder services agreement that the Fund may enter into, and make its recommendations to the full Board of Directors on these matters.  One Contracts Committee meeting was held for the Fund during the fiscal year ended June 30, 2011.

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2010

Name	Aggregate Dollar Range1 of Fund Shares Owned
“Non-Interested Directors”
Walter G. Borst	None
Gary Bruebaker	None
Paul N. Eckley	Over $100,000
Beverly L. Hamilton	Over $100,000
Raymond Kanner	$10,001 - $50,000
L. Erik Lundberg	None
Helmut Mader	Over $100,000
William B. Robinson	None
John P. Rohal	None
Aje K. Saigal	None
David H. Zellner	None
“Interested Directors”2
David I. Fisher	Over $100,000
Victor D. Kohn	Over $100,000
Shaw B. Wagener	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

2 “Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s investment adviser, Capital International, Inc. or its affiliated entities.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED JUNE 30, 2011

No compensation is paid by the Fund to any Director who is a director, officer or employee of the investment adviser or its affiliates.  In 1998, the Fund began compensating Directors who are not affiliated with the investment adviser.  Effective January 1, 2011, the Fund pays to each “non-interested” Director an annual retainer of $54,000 plus an additional annual retainer of (i) $30,000 to the independent chairman of the Board, (ii) $8,000 to the independent vice chairman of the Board, (iii) $10,000 to the Audit Committee chair and $6,000 each to the Committee on Directors chair and the Contracts Committee chair.  The Fund also pays “non-interested” Directors $9,000 for each Board meeting attended and $2,000 for each committee meeting attended as a member of such committee, except for the independent chairman who is paid the $2,000 attendance fee for attending any committee meeting either as a member or nonmember.  Additionally, a $2,000 attendance fee is paid to the “non-interested” Director who serves as the Fund’s representative and attends committee meetings held by certain private equity funds that have been organized by the investment adviser and in which the Fund has invested.  Certain Directors are prohibited from receiving fees based on their employer’s policies.  Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund’s deferred compensation plan.  The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the investment adviser.  Seven Directors owned Fund shares as of December 31, 2010. Three of these Directors are affiliated with the investment adviser.  Six of the “non-interested” Directors have a business affiliation with an institutional shareholder in the Fund.  For the Fund’s Directors, the minimum initial purchase and subsequent investment requirements have been waived.  Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the investment adviser without paying a sales charge.

For the fiscal year ended June 30, 2011, the Fund paid the following compensation to Directors of the Fund:

DIRECTOR COMPENSATION TABLE

Name	Aggregate Compensation from Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Walter G. Borst	$62,667	$62,667
Gary Bruebaker	None	None
Paul N. Eckley	$101,500	$101,500
Beverly L. Hamilton2	$124,000	$124,000
Raymond Kanner1	$94,000	$94,000
L. Erik Lundberg	$98,000	$98,000
Helmut Mader2	$114,200	$114,200
William B. Robinson2	$92,500	$92,500
John P. Rohal	None	None
Aje K. Saigal1	$104,700	$104,700
David H. Zellner	$92,500	$92,500

1 Compensation was paid to the Director’s employer.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through June 30, 2011 for current Directors is as follows: Beverly Hamilton ($1,340,218), Helmut Mader ($85,709),  William B. Robinson ($172,885) and David H. Zellner ($23,819).

The Fund has adopted a deferred compensation plan (the “Plan”) that permits any Director of the Fund who so elects to have all or any portion of payment of the Director’s compensation from the Fund (including the annual retainer and board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the Director.  Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 30), as specified by the Director.  Compensation deferred under the Plan is credited to an account established in the name of each Director on the books of the Fund.  Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amounts payable to the Directors, as adjusted for any such earnings, are not funded and are general unsecured liabilities of the Fund until paid to the Directors.

PRINCIPAL SHAREHOLDERS

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of its shares as of the opening of business on June 30, 2011.

Name & Address	Number of shares owned of record	Percentage of Outstanding Common Stock
Alaska Permanent Fund Corporation 801 West 10th Street, Suite 302 Juneau, AK 99801-1878	133,909,623.854	7.904%
New York State Common Retirement Fund 3 Chase Metrotech Center, 5th Floor Brooklyn, NY 11245	129,913,207.311	7.668%
State Farm 1 State Farm Plaza Bloomington, IL 61710-001	117,989,773.389	6.964%

The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.

PORTFOLIO MANAGER INFORMATION AS OF JUNE 30, 2011

Portfolio Manager Fund Holdings

Portfolio managers may personally own shares of the Fund.  Pursuant to SEC rules, ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; and Over $1,000,000.

Christopher Choe and Luis Freitas de Oliveria do not own shares of the Fund.  Lisa B. Thompson owns between $100,001 - $500,000 worth of Fund shares. David I. Fisher, Victor D. Kohn and Shaw B. Wagener own over $1,000,000 worth of Fund shares.

Other Accounts Managed by Fund Portfolio Managers

Portfolio managers may also manage a portion of other funds or accounts1 advised by the investment adviser or its affiliates.  The following tables reflect information regarding such accounts:

Christopher Choe	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$10.5	None	None
Other Accounts	22	$7.2	5	$3.5

David I. Fisher	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	3	$2.0	None	None
Other Pooled Investment Vehicles	15	$18.2	None	None
Other Accounts	75	$25.6	6	$1.9

Victor D. Kohn	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	8	$11.6	None	None
Other Accounts	13	$6.7	1	$0.1

Luis Freitas de Oliveira	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	8	$11.7	None	None
Other Accounts	10	$5.9	None	None

Lisa B. Thompson	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	1	$0.4	None	None
Other Pooled Investment Vehicles	10	$12.1	None	None
Other Accounts	22	$9.6	3	$1.0

Shaw B. Wagener	Number of accounts without a performance-based fee	Total assets in accounts without a performance-based fee (in billions) 2	Number of accounts with a performance- based fee	Total assets in accounts with a performance- based fee (in billions) 2
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	8	$11.7	None	None
Other Accounts	10	$5.9	None	None

1 Personal brokerage accounts of portfolio managers and their families are not reflected.

2 Assets noted represent the total net assets of registered investment companies, other pooled investment vehicles or other accounts and do not represent the total assets managed by the individual, which will be a substantially lower amount.

Potential Conflicts of Interest

The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities and trades among funds and accounts, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been addressed.

Compensation of Investment Professionals

As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing Fund assets.  In addition, the investment adviser’s investment analysts may make investment decisions with respect to a portion of the Fund’s portfolio within their research coverage.  Portfolio managers and investment analysts may manage assets in other funds advised by the investment adviser or its institutional affiliates.  Portfolio managers and investment analysts are paid competitive salaries.  In addition, they may receive bonuses on their individual portfolio results and also may participate in profit-sharing plans.  The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors.  To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages.  For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts.  For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise.  The investment adviser also subjectively compensates analysts for their contributions to the research process.  The benchmarks against which the Fund’s portfolio managers may be measured include as applicable, the MSCI Emerging Market Investable Market Index, a median of a customized Emerging Markets Competitive Universe compiled from eVestment Alliance, a customized Emerging Markets Funds Index based on Lipper Emerging Markets Index, the MSCI Emerging Markets Asia Investable Market Index, and the MSCI Emerging Market ex-Asia Investable Market Index.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Capital International, Inc., the Fund’s investment adviser, is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406 and 6455 Irvine Center Drive, Irvine, California, 92618.  The investment adviser was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940.  The Capital Group Companies, Inc., whose address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406, owns (indirectly through another wholly-owned subsidiary) all of the investment adviser’s outstanding shares of common stock.

The investment adviser has full access to the research of its institutional investment management affiliates.  The investment management and research staffs of the investment adviser and its institutional investment management affiliates operate from various offices, including Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto, and Washington D.C.  The investment adviser and its institutional investment management affiliates gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers and personal discussions with their management.

Investment Advisory and Service Agreement

Under the Investment Advisory and Service Agreement (the “Agreement”) between the Fund and the investment adviser, the investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund’s investment objective and policies and under the general supervision of the Fund’s Board of Directors.  In addition, the investment adviser provides information to the Fund’s Board of Directors to assist the Board in identifying and selecting qualified markets.  The investment adviser also provides and pays the compensation and travel expenses of the Fund’s officers and Directors of the Fund who are affiliated with the investment adviser; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund’s custodian or other agents); determines the net asset value of the Fund’s shares as required; and supplies the Fund with office space.  The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses; costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the investment adviser; and costs of insurance, including any directors and officers liability insurance and fidelity bonding, and any extraordinary expenses, including litigation costs.

For its services, the investment adviser receives from the Fund a management fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate  net assets from $6 billion to  $8 billion; to  0.58%  of  the aggregate  net assets  from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of the aggregate net assets in excess of $20 billion as determined on the last business day of every week and month.  In addition, other Fund expenses are borne by the Fund.  During the fiscal years ended June 30, 2011, 2010 and 2009 the management fees amounted to $96,987,370, $81,359,601 and $59,229,128, respectively.  Under the Agreement, the investment adviser and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

The Agreement between the Fund and the investment adviser will continue in effect until June 20, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.   The Agreement provides that the investment adviser has no liability to the Fund for its acts or omissions in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.  The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Principal Underwriter

American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the Fund’s shares. However, it does not receive any revenue from any sales of the Fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240.  The Fund reimburses the Principal Underwriter for out-of-pocket costs incurred by it in connection with its duties as principal underwriter.

Class action lawsuits have been filed against the Principal Underwriter and affiliated entities in the U.S. District Court, Central District of California. The investment adviser believes that these suits are without merit and its affiliates will defend themselves vigorously.

Personal Investing Policy

The Fund, the investment adviser and its affiliated companies, including the Principal Underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the Fund may invest from time to time.  The codes of ethics include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual certification of receipt and understanding of the codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

PROXY VOTING POLICIES AND PROCEDURES

The investment adviser votes the proxies of securities held by the Fund according to the investment adviser’s  proxy voting policy and procedures (as stated below), which have been adopted by the Fund’s Board of Directors.  In addition, information relating to how the Fund voted proxies during the most recent twelve-month period ending June 30 is available (i) without charge, upon request, by calling (800) 421-4989; or (ii) on the SEC’s website at www.sec.gov.

Policy

The investment adviser, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The investment adviser considers proxy voting an important part of those management services, and as such, the investment adviser seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the investment adviser’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

The investment adviser’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the investment adviser considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the investment adviser votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

The investment adviser believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and the investment adviser’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, the investment adviser believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the investment adviser votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The investment adviser also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time the investment adviser may vote a) on proxies of portfolio companies that are also clients of the investment adviser or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the investment adviser or its affiliates to support a particular position. When voting these proxies, the investment adviser analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The investment adviser’s Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in the investment adviser’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of the investment adviser’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

The investment adviser seeks to vote all of its clients’ proxies. In certain circumstances, the investment adviser may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the investment adviser wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the investment adviser to vote and therefore are not voted.

Proxy Voting Guidelines

The investment adviser has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

The investment adviser’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

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Corporate governance. The investment adviser supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

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Capital structure. The investment adviser generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

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Stock-related remuneration plans. The investment adviser supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, the investment adviser considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the investment adviser supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. The investment adviser votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (the investment adviser’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of the investment adviser’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the investment adviser’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review. In cases where the investment adviser has discretion to vote proxies for shares issued by an affiliated mutual fund, the investment adviser will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom the investment adviser does not have discretion to vote proxies.

The Investment Adviser’s Proxy Voting Record

Upon client request, the investment adviser will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which the investment adviser has proxy voting authority.

Annual Assessment

The investment adviser will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Effective Date

This policy is effective as of November 15, 2010.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

The JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, acts as Custodian for the Fund pursuant to a custodian agreement.  The Custodian employs sub-custodians located in countries where the Fund’s portfolio securities are traded.

The JPMorgan Investor Services Co., One Beacon Street, Boston, MA  02108 acts as the Fund’s dividend paying agent, transfer agent and registrar for the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

The accounting firm of PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071-2889, acts as independent registered public accounting firm for the Fund.  The financial statements for the year ended June 30, 2011, have been incorporated by reference in the statement of additional information from the Fund’s annual report and have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm,  given on the authority of said firm as experts in auditing and accounting.

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as legal counsel to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

When executing portfolio transactions on behalf of its clients, the investment adviser seeks the most favorable total price reasonably attainable under the circumstances, taking into account a variety of factors (“best execution”).  These factors include the size and type of transaction, the nature and condition of the markets for the security, the likely speed of execution, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity, the potential for minimizing market impact and the amount of any commission or other execution costs.  The investment adviser considers and weighs these factors in its judgment when selecting broker-dealers and execution venues for client portfolio transactions.  When placing orders for execution of clients’ portfolio transactions, the investment adviser does not give any consideration to whether a broker-dealer has sold shares of investment companies advised or sub-advised by it or its affiliates, or otherwise referred clients to the investment adviser or its affiliates.

Purchases and sales of equity securities are typically effected through broker-dealers who receive commissions for their services.  Purchases and sales of fixed-income securities are generally made with a primary market-maker acting as a principal with no stated brokerage commission.  Prices for fixed-income securities in secondary market transactions usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.  The prices for equity and fixed-income securities purchased in primary market transactions, such initial public offerings, new fixed-income issues, secondary offerings and private placements, may include underwriting fees.

For transactions on which commission is payable, the investment adviser negotiates commission rates with brokers based on what it believes is reasonably necessary to obtain best execution.  These rates vary based on the nature of the transaction, the market in which the security is traded and the venue chosen for trading, among other factors.  The investment adviser does not consider itself obligated to obtain the lowest available commission rate if other execution costs and elements of best execution could suffer, and accordingly the commission rates paid by its clients may not be the lowest available in the marketplace.  Brokerage commissions are only a small part of the total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser executes portfolio transactions with broker-dealers who provide certain investment research and other related services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction.  These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters.  This information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts.

The investment adviser is not obligated to pay any broker-dealer for research by generating trading commissions.  When two or more broker-dealers are in a position to offer best execution for a trade, the investment adviser may give preference to broker-dealers that have provided research or other related services for the ultimate benefit of clients served by the investment adviser and its institutional affiliates.  If two or more of these broker-dealers have provided such services, the investment adviser may consider the relative benefit of the services to the clients served by the investment adviser and its institutional affiliates, and the amount of any trading previously executed with such broker-dealers.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged – including on an execution only basis – for certain portfolio transactions in recognition of brokerage and research services provided by a broker-dealer.  In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.  Section 28(e) permits the investment adviser to cause clients to pay a higher commission to a broker-dealer that provides certain brokerage and/or research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to its clients.  The investment adviser periodically assesses the reasonableness of commissions in light of the total brokerage and research services provided by each broker-dealer from whom it receives such services.  As part of its ongoing relationship with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research service provided.  In valuing the brokerage and research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

Some investment research services provided by broker-dealers may be used to service the clients of the investment adviser and its institutional affiliates as a whole, while others may be used to service a specific segment of clients.  Research services are not linked directly to particular transactions and the investment adviser does not attempt to track the benefits of research services to the commissions associated with a particular client or group of clients. Therefore, certain brokerage and investment research services provided by a broker-dealer may not benefit all clients paying commissions to such broker-dealer.

There may be occasions when portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same security for other investment companies or accounts served by the investment adviser and its institutional investment management affiliates.  When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.  The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund’s portfolio or its sale price of securities sold.

The Fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities.  A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Fund the largest amount of brokerage commissions by participating, directly or indirectly, in the Fund’s portfolio transactions during the Fund’s most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund during the Fund’s most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Fund during the Fund’s most recent fiscal year.  At the end of the Fund’s most recent fiscal year, the Fund’s regular broker-dealers included Credit Agricole Corporate and Investment Bank, Deutsche Bank AG and Credit Suisse Group. As of the Fund’s most recent fiscal year-end, the Fund held securities of Credit Agricole Corporate and Investment Bank in the amount of $122,297,000, Deutsche Bank AG in the amount of $54,078,000 and Credit Suisse Group in the amount of $24,698,000.

CAPITAL STOCK

The Board of Directors has authorized that, for the Fund’s fiscal year beginning July 1, 1999, and each fiscal year thereafter until such authorization is amended by resolution of the Board of Directors, the authorized number of shares of capital stock of the Fund shall be an amount equal to (i) the number of shares outstanding as of the end of the prior fiscal year, (ii) the number of shares authorized to be issued under the Board’s current net new share sale authorization for such fiscal year and (iii) a number of shares sufficient to permit the reinvestment of dividends as authorized from time to time by the Board of Directors.  As of June 30, 2011, the Fund had 1,694,302,692 shares issued and outstanding.

Shares of the Fund are fully paid and non-assessable.  All shares of the Fund are equal as to earnings, assets and voting privileges.  In the event of liquidation, each share is entitled to its proportion of the Fund’s assets after debts and expenses.  There are no cumulative voting rights for the election of directors.  The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund’s transfer agent.

Under Maryland law, and in accordance with the By-laws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.  The By-laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-laws or as otherwise provided by statute or the Fund’s Articles of Incorporation, as amended.  Consistent with the foregoing, in addition to the provisions of the By-laws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications.  Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings.  Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

PURCHASE AND PRICING OF SHARES

Purchasing Shares

The prospectus describes the manner in which the Fund’s shares may be purchased and redeemed.  See “How to Purchase Shares” and “How to Redeem Shares.”

As disclosed in the prospectus, at the sole discretion of the investment adviser, investors may purchase shares by tendering to the Fund developing country securities that are determined by the investment adviser to be appropriate for the Fund’s investment portfolio.  In determining whether particular securities are suitable for the Fund’s investment portfolio, the investment adviser will consider the following factors, among others:  the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund’s investment portfolio and other operational considerations; the Fund’s cash position; and whether the investment adviser believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

The investment adviser may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund.  Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

Pricing Shares

The net asset value per share is calculated as of approximately 4:00 p.m. Eastern time on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available.  However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. Eastern time.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.  The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.  Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Fund’s Board of Directors.  Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date.

Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

The Fund will not determine its net asset value on any day during which the New York Stock Exchange has been closed for trading.

TAXES AND DISTRIBUTIONS

The following information may not apply to you if you hold Fund shares in a tax-exempt or a tax deferred account, such as a qualified retirement plan.  Please see your tax adviser for more information.

Taxation as a Regulated Investment Company

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“Code”) so that it will not be liable for federal tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the Fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the Fund to cure inadvertent failures of certain qualification tests required under Subchapter M.  However, should the Fund fail to qualify under Subchapter M, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for the previous years that were not distributed during such years.  Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of the shareholders to distribute less than that amount.

Distributions

The Fund intends to distribute substantially all of its investment company taxable income on an annual basis.  Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.  Dividends paid by the Fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. To the extent the Fund invests in stock of domestic and certain foreign corporations, it may receive “qualified dividends.”  Shareholders must satisfy certain holding period requirements to obtain any benefit of lower rates on “qualified dividends.” The favorable tax treatment of qualified dividends is currently scheduled to expire after 2012.

The Fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The Fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the Fund. Shareholders may receive a credit for the tax that the Fund paid on such undistributed net capital gain and would increase the basis in their shares of the Fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the Fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the Fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Tax Consequences of Investments in Non-U.S. Securities

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S., however, may reduce or eliminate these foreign taxes.  Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to pass through to shareholders the foreign taxes paid by the Fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the Fund invests in stock of certain passive foreign investment companies (“PFICs”), the Fund intends to account for these securities by making a mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election.  Under the MTM election, the Fund will be required to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the Fund is required to distribute any resulting income. Under the QEF election, the Fund will be required to include in its gross income its share of the earnings and profits of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the Fund as ordinary income and/or net capital gain, depending on the source of the income generated by the PFIC.   If the Fund is unable to identify an investment as a PFIC security and thus does not make a timely MTM or QEF election, the Fund may be subject to adverse tax consequences.

Redemptions and Exchanges of Fund Shares

Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder.  Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s basis in the new shares purchased.

Other Tax Considerations

After the end of each calendar year, individual shareholders holding Fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the Fund also may be subject to state and local taxes on distributions received from the Fund.

Under the backup withholding provisions of the Code, the Fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the Fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the Fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, including the related notes thereto, dated June 30, 2011, are incorporated by reference in the statement of additional information from the Fund’s annual report dated as of June 30, 2011.

PART C:

OTHER INFORMATION

Item 28.   Exhibits

(a)

(1) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc.1

(2) Articles Supplementary, effective January 12, 20072

(3) Articles of Amendment, effective January 12, 20072

(4) Articles of Amendment, effective January 15, 20072

(b)       Amended By-Laws of Emerging Markets Growth Fund, Inc.

(c)       Amended Specimen Certificate of Common Stock2

(d)       Investment Advisory and Service Agreement1

(e)       Form of Underwriting Contract3

(f)       Directors’ Deferred Compensation Plan

(g)     (1) Form of Custody Agreement1

(2) Form of Sub-Custody Agreement1

(3) Form of Global Custody Agreement4

(h)     (1) Form of Securities Lending Agreement1

 (2) Amended and Restated Shareholder Services Agreement5

(i)       Opinion and Consent of Counsel6

(j)       Consent of Independent Public Accountants - to be provided by amendment

(k)      Not Applicable

(l)       Not Applicable

(m)     Not Applicable

(n)      Not Applicable

(o)       Not Applicable

(p)

(1)  Code of Ethics of Emerging Markets Growth Fund, Inc.7

(2)  Code of Ethics of The Capital Group Companies - to be provided by amendment

1 Previously filed. Please see the Securities and Exchange Commission (“SEC”) Investment Company Act File No. 811-04692.
2 Previously filed as an exhibit to Post-Effective Amendment No. 11 to Registration Statement dated January 17, 2007.
3 Previously filed as an exhibit to Post-Effective Amendment No. 13 to Registration Statement dated September 29, 2009.
4 Previously filed as an exhibit to Post-Effective Amendment No. 12 to Registration Statement dated August 29, 2008.
5 Previously filed as an exhibit to Post-Effective Amendment No. 15 to Registration Statement dated October 28, 2010.
6 Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registration Statement dated August 28, 2002.
7 Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registration Statement dated August 29, 2005.
.

Item 29.   Persons Controlled By or Under Common Control with Registrant

None.

Item 30.   Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and directors against certain liabilities.  However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

The Registrant’s Articles of Incorporation and By-Laws provide that the Registrant will indemnify its officers and directors against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant to the fullest extent permitted by applicable law, subject to certain conditions. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding.  However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation.  In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, and its respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

It is the position of the SEC that indemnification of directors and officers for liabilities arising under the Securities Act of 1933 is against public policy and is unenforceable pursuant to Section 14 of the Securities Act.

Item 31.  Business and Other Connections of Investment Advisers and Their Officers and Directors.

For information relating to the investment adviser’s officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Capital International, Inc.

Item 32.  Principal Underwriters

           (a)   American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Income Builder, Capital Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund, Inc.

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	David L. Abzug	Vice President	None
IRV	Laurie M. Allen	Director, Senior Vice President	None
LAO	Dianne L. Anderson	Vice President	None
LAO	William C. Anderson	Director, Senior Vice President & Director of Retirement Plan Business	None
LAO	Robert B. Aprison	Senior Vice President	None
LAO	T. Patrick Bardsley	Regional Vice President	None
LAO	Shakeel A. Barkat	Vice President	None
IRV	Carl R. Bauer	Vice President	None
LAO	Roger J. Bianco, Jr.	Regional Vice President	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Gerard M. Bockstie, Jr.	Vice President	None
LAO	Jonathan W. Botts	Vice President	None
LAO	Bill Brady	Director, Senior Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Regional Vice President	None
LAO	Damian F. Carroll	Director, Senior Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Denise M. Cassin	Director, Senior Vice President and Director of Intermediary Relations	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Vice President	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Kevin G. Clifford	Director, President and Chief Executive Officer	None
LAO	Ruth M. Collier	Senior Vice President	None
LAO	Charles H. Cote	Vice President	None
SNO	Kathleen D. Cox	Vice President	None
LAO	Michael D. Cravotta	Assistant Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Regional Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Peter J. Deavan	Regional Vice President	None
LAO	Guy E. Decker	Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	James W. DeLouise	Assistant Vice President	None
LAO	Bruce L. DePriester	Director, Senior Vice President, Treasurer and Controller	None
LAO	Dianne M. Dexter	Assistant Vice President	None
LAO	Thomas J. Dickson	Vice President	None
LAO	Kevin F. Dolan	Vice President	None
LAO	Hedy B. Donahue	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	Craig A. Duglin	Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Vice President	None
LAO	John R. Fodor	Director, Executive Vice President	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Earl C. Gottschalk	Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
NYO	Maura S. Griffin	Assistant Vice President	None
LAO	Christopher M. Guarino	Senior Vice President	None
IRV	Steven Guida	Director, Senior Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Vice President	None
LAO	Russell K. Holliday	Vice President	None
LAO	Heidi Horwitz-Marcus	Vice President	None
LAO	Kevin B. Hughes	Vice President	None
LAO	Marc Ialeggio	Vice President	None
HRO	Jill Jackson-Chavis	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Regional Vice President	None
LAO	Linda Johnson	Vice President	None
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Vice President	None
LAO	Ryan C. Kidwell	Regional Vice President	None
LAO	Mark Kistler	Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Senior Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Susan B. Lewis	Assistant Vice President	None
LAO	T. Blake Liberty	Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Brendan T. Mahoney	Director, Senior Vice President	None
LAO	Nathan G. Mains	Regional Vice President	None
LAO	Paul R. Mayeda	Assistant Vice President	None
LAO	Eleanor P. Maynard	Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Will McKenna	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Daniel P. Melehan	Regional Vice President	None
LAO	William T. Mills	Regional Vice President	None
LAO	Sean C. Minor	Regional Vice President	None
LAO	James R. Mitchell III	Regional Vice President	None
LAO	Charles L. Mitsakos	Vice President	None
LAO	Linda M. Molnar	Vice President	None
LAO	Monty L. Moncrief	Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Vice President	None
LAO	Brian D. Munson	Regional Vice President	None
LAO	Jon Christian Nicolazzo	Regional Vice President	None
LAO	Earnest M. Niemi	Regional Vice President	None
LAO	Jack Nitowitz	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Senior Vice President	None
LAO	Jonathan H. O’Flynn	Regional Vice President	None
LAO	Eric P. Olson	Senior Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Shawn M. O’Sullivan	Regional Vice President	None
LAO	W. Burke Patterson, Jr.	Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Samuel W. Perry	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	Charles R. Porcher	Regional Vice President	None
LAO	Julie K. Prather	Vice President	None
SNO	Richard P. Prior	Vice President	None
LAO	Steven J. Quagrello	Regional Vice President	None
LAO	Mike Quinn	Vice President	None
SNO	John P. Raney	Assistant Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Steven J. Reitman	Senior Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Suzette M. Rothberg	Vice President	None
LAO	James F. Rothenberg	Non-Executive Chairman and Director	None
LAO	Romolo D. Rottura	Senior Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Richard A. Sabec, Jr.	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Kim D. Schmidt	Assistant Vice President	None
LAO	David L. Schroeder	Assistant Vice President	None
LAO	James J. Sewell III	Regional Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Steven D. Shackelford	Regional Vice President	None
LAO	Michael J. Sheldon	Vice President	None
LAO	Brad Short	Vice President	None
LAO	Nathan W. Simmons	Regional Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Matthew Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Assistant Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Vice President	None
LAO	Michael P. Stern	Vice President	None
LAO	Brad Stillwagon	Vice President	None
LAO	Craig R. Strauser	Senior Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Libby J. Syth	Vice President	None
LAO	Drew W. Taylor	Senior Vice President	None
LAO	David R. Therrien	Assistant Vice President	None
LAO	Gary J. Thoma	Vice President	None
LAO	John B. Thomas	Regional Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President	None
LAO	Mark R. Threlfall	Regional Vice President	None
LAO	David Tippets	Regional Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Regional Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
DCO	Bradley J. Vogt	Director	None
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Assistant Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	Gregory J. Weimer	Senior Vice President	None
SFO	Gregory W. Wendt	Director	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President	None
LAO	Brian E. Whalen	Vice President	None
LAO	N. Dexter Williams, Jr.	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Timothy J. Wilson	Director, Senior Vice President and National Sales Manager	None
LAO	Kurt A. Wuestenberg	Vice President	None
LAO	Jason P. Young	Vice President	None
LAO	Jonathan A. Young	Vice President	None

__________
DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)	None

Item 33.      Location of Accounts and Records

Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital International, Inc. at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA  90025 and 333 S. Hope Street, Los Angeles, CA 90071.  Certain accounting records are maintained and kept in the offices of Registrant’s accounting department, 6455 Irvine Center Drive, Irvine, CA  92618, and JPMorgan Investor Services Co., One Beacon Street, Boston, MA 02108

Records covering shareholder accounts are maintained and kept by the Registrant’s transfer agent, JP Morgan Investor Services Co., 303 Broadway, 10th floor, Cincinnati, OH 45202.

Records covering portfolio transactions are maintained and kept by the Registrant’s custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Item 34.      Management Services

Not Applicable.

Item 35.      Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 29th day of August, 2011.

EMERGING MARKETS GROWTH FUND, INC.

By: Victor D. Kohn

/s/ Victor D. Kohn
Victor D. Kohn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on August 29, 2011 by the following persons in the capacities indicated.

Signature	Title
(1) Principal Executive Officer:

Victor D. Kohn

/s/ Victor D. Kohn	President and
Victor D. Kohn	Chief Executive Officer

(2) Principal Financial Officer and
Principal Accounting Officer:

Michael A. Felix

/s/ Michael A. Felix	Vice President
Michael A. Felix	and Treasurer

(3) Directors:

Walter G. Borst*	Director
Gary Bruebaker*	Director
Paul N. Eckley*	Director
David I. Fisher*	Director
Beverly L. Hamilton*	Director
Raymond Kanner*	Director
/s/ Victor D. Kohn (Victor D. Kohn)	Director
L. Erik Lundberg*	Director
Helmut Mader*	Director
John P. Rohal*	Director
William Robinson*	Director
Aje K. Saigal*	Director
Shaw B. Wagener*	Director
David H. Zellner*	Director

*By:	/s/Laurie D. Neat
(Laurie D. Neat, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Walter R. Burkley
Walter R. Burkley

POWER OF ATTORNEY

I, Walter G. Borst, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 30th day of November, 2010.

/s/ Walter G. Borst

Walter G. Borst

Director

POWER OF ATTORNEY

I, Gary Bruebaker, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 22nd day of June, 2011.

/s/ Gary Bruebaker

Gary Bruebaker

Director

POWER OF ATTORNEY

I, Paul N. Eckley, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ Paul N. Eckley

Paul N. Eckley

Director

POWER OF ATTORNEY

I, David Fisher, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 22nd day of August, 2011.

/s/ David Fisher

David Fisher

Director

POWER OF ATTORNEY

I, Beverly L Hamilton, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ Beverly L. Hamilton

Beverly L. Hamilton

Director

POWER OF ATTORNEY

I, Raymond Kanner, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ Raymond Kanner

Raymond Kanner

Director

POWER OF ATTORNEY

I, L. Erik Lundberg, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 22nd day of June, 2011.

/s/ L. Erik Lundberg

L. Erik Lundberg

Director

POWER OF ATTORNEY

I, Helmut Mader, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ Helmut Mader

Helmut Mader

Director

POWER OF ATTORNEY

I, William B. Robinson, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ William B. Robinson

William B. Robinson

Director

POWER OF ATTORNEY

I, John Rohal, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 18th day of July, 2011.

/s/ John Rohal

John Rohal

Director

POWER OF ATTORNEY

I, Aje K. Saigal, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ Aje K. Saigal

Aje K. Saigal

Director

POWER OF ATTORNEY

I, Shaw B. Wagener, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 22nd day of August, 2011.

/s/ Shaw B. Wagener

Shaw B. Wagener

Director

POWER OF ATTORNEY

I, David H. Zellner, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Nelson N. Lee, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 3rd day of March, 2011.

/s/ David H. Zellner

David H. Zellner

Director